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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-49256, 33-65318 and 333-29309.




                                                        ARTHUR ANDERSEN LLP



Indianapolis, Indiana,
March 28, 2000.